                                                                      EXHIBIT 1




                               12,610,000 SHARES

                            TITAN EXPLORATION, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                      Draft of November 21, 1996

CS FIRST BOSTON CORPORATION
Donaldson, Lufkin & Jenrette Securities Corporation
Howard, Weil, Labouisse, Friedrichs Incorporated
J.P. Morgan Securities Inc.
Petrie Parkman & Co., Inc.
  As Representatives of the Several Underwriters,
  c/o CS First Boston Corporation
       Park Avenue Plaza
       New York, N.Y. 10055

Dear Sirs:

         1. Introductory. Titan Exploration, Inc., a Delaware corporation ("Company"), and the stockholders of the Company identified in Schedule B hereto (the "Selling Stockholder"), propose to issue and sell 12,610,000 shares ("Firm Securities") of the Company's Common Stock, par value $.01 per share ("Securities"), and the Company also proposes to issue and sell to the Underwriters, for whom CS First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation, Howard, Weil, Labouisse, Friedrichs Incorporated, J.P. Morgan Securities Inc., Petrie Parkman & Co., Inc. are acting as the representatives (the "Representatives"), at the option of the Underwriters, an aggregate of not more than 1,891,500 additional shares ("Optional Securities") of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities." The respective amounts of the Firm Securities to be so purchased by the several Underwriters are set forth opposite their names in Schedule A hereto, and the number of Firm Securities to be sold by the Selling Stockholder is set forth opposite its name in Schedule B hereto. The Company and the Selling Stockholder are sometimes referred to herein collectively as the "Sellers."

         The Company and the Selling Stockholder hereby agree with the several Underwriters named in Schedule A hereto ("Underwriters") as follows:

         2.      Representations and Warranties of the Company.

                 (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                          (i) A registration statement (No. 333-14029) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or
         (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either (A) an additional registration statement ("additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement." The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                          (ii)    If the Effective Time of the Initial
         Registration Statement is prior to the execution and delivery of this
         Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in
         Section 8(b).

                          (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                          (iv) Each corporate subsidiary of the Company has been duly organized and is an existing corporation in good standing under the laws of the jurisdiction of its organization. Each of the Company's subsidiaries that is a limited partnership has been duly formed and is validly existing as a limited partnership under the laws of its state of formation. Each subsidiary of the Company has full power and authority (corporate or partnership, as applicable) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation or limited partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its consolidated subsidiaries considered as a whole. All of the issued and outstanding shares of capital stock of each corporate subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects. All of the partnership interests of each partnership subsidiary of the Company have been duly and validly authorized and issued in accordance with the terms of the governing partnership agreement, are fully paid and (other than the general partner interests) nonassessable and are owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects.

                          (v)     The Offered Securities and all other
         outstanding shares of capital stock of the Company, including all shares to be sold by the Selling Stockholder, have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained under the caption "Capitalization" in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

                          (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

                          (vii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except for the Amended and Restated Registration Rights Agreement dated as of September 30, 1996, among Jack Hightower, Natural Gas Partners, L.P., Natural Gas Partners II, L.P., Joint Energy Development Investments Limited Partnership, First Union Corporation, Selma International Investment Limited, and the Company; and all rights to require registration of any Securities under that agreement have been waived with respect to the offering contemplated hereby and for 180 days after the date of the initial public offering of the Offered Securities.

                          (viii) The Offered Securities have been approved for listing on the Nasdaq National Market ("NASDAQ") subject to notice of issuance.

                          (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities or Blue Sky laws.

                          (x) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                          (xi) This Agreement has been duly authorized, executed and delivered by the Company.

                          (xii) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and defensible title to all their oil and gas properties described as being owned by them in the Prospectuses in accordance with standards generally accepted in the oil and gas industry, free and clear of any liens, encumbrances, equities, or claims of any nature, except for the liens for taxes not yet due, liens, claims and encumbrances under gas sales contracts, operating agreements, unitization and pooling agreements, and such other agreements as are customarily found in connection with comparable drilling and producing operations, or in connection with the acquisition of producing properties, and other liens, claims, encumbrances and title defects that are, singly and in the aggregate, not material in amount and do not materially interfere with the Company's or such subsidiary's use and enjoyment of its oil and gas properties.

                          (xiii) The written engineering reports prepared by Williamson Petroleum Consultants, Inc. ("Williamson"), an oil and gas engineering consulting firm, as of October 1, 1996, setting forth the engineering values attributed to the oil and gas properties of the Company accurately reflect in all material respects the ownership interests of the Company in the properties therein as of October 1, 1996, except as otherwise disclosed in the Prospectus. The information furnished to Williamson upon which Williamson based its reports was, at the time of delivery thereof, complete and accurate in all material respects. No facts have arisen of which the Company has knowledge that might cause a reasonable person to believe that any of the information supplied to Williamson was incorrect or incomplete in any material respect.

                          (xiv) Except as disclosed in the Prospectus, the Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except for such certificates, authorities or permits the failure of which to obtain would not have a material adverse effect on the Company or any of its subsidiaries taken as a whole , and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

                          (xv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and its subsidiaries taken as a whole.

                          (xvi) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

                          (xvii) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

                          (xviii) There are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                          (xix) The financial statements included in each Registration Statement and the Prospectus present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                          (xx) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                          (xxi) KPMG Peat Marwick, who have expressed their opinions on the audited consolidated financial statements of the Company and related schedules and on the combined statements of revenue and direct operating expenses of certain acquired property interests and related schedules included in the Registration Statement, are independent public accountants as required by the Act and the applicable published Rules and Regulations.

                          (xxii) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                          (xxiii) The Company has obtained and delivered to you before the date hereof the written agreements of each of its directors, officers and securityholders (including, without limitation, its optionholders) that, for a period of 180 days after the date of the initial public offering of the Offered Securities, such persons will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of the Company's Securities or securities convertible into or exchangeable or exercisable for any shares of the Company's Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of CS First Boston Corporation ("CS First Boston").

                 (b) The Selling Stockholder represents and warrants as follows:

                          (i) The Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder and now has, and at the Closing Date (as such date is hereinafter defined) will have, good and marketable title to the Firm Securities to be sold by such Selling Stockholder, free and clear of any liens, encumbrances, equities or claims, and full right, power and authority to effect the sale and delivery of such Firm Securities; and upon the delivery of, against payment for, such Firm Securities pursuant to this Agreement, the Underwriters will acquire good and marketable title thereto, free and clear of any liens, encumbrances, equities or claims.

                          (ii) The Selling Stockholder has full right, power and authority to execute and deliver this Agreement and the Custody Agreement referred to below and to perform its obligations under such agreements. This Agreement has been duly authorized, executed and delivered by the Selling Stockholder. The execution and delivery of this Agreement and the

         Custody Agreement and the consummation by the Selling Stockholder of the transactions herein and therein contemplated and the fulfillment by such Selling Stockholder of the terms hereof and thereof will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act and state securities laws or Blue Sky laws) and will not conflict with or result in a breach of any of the terms and provisions of, or constitute a default under the organizational documents of the Selling Stockholder, if not an individual, or any agreement, lease, contract, indenture, mortgage, deed of trust or other instrument or obligation to which such Selling Stockholder is a party, or of any order, rule or regulation applicable to such Selling Stockholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction. Each of this Agreement and the Custody Agreement is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms.

                          (iii) The Selling Stockholder has not taken, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any securities of the Company, and, other than as permitted by the Act, such Selling Stockholder has not distributed and will not distribute any prospectus or offering material in connection with the offering and sale of the Shares.

                          (iv) The sale of the Firm Securities by the Selling Stockholder pursuant hereto is not prompted by any information concerning the Company which is not set forth in the Registration Statements. The information pertaining to the Selling Stockholder under the caption "Principal and Selling Stockholders" in the Prospectus is complete and accurate in all material respects. If there is any change in such information with respect to the Selling Stockholder, the Selling Stockholder will immediately notify you of such change.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Sellers agree to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Sellers, at a purchase price of $_______ per share, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

         Certificates in negotiable form for the total number of the Securities sold hereunder by the Selling Stockholder have been placed in custody with __________________ as custodian (the "Custodian") pursuant to the Custody Agreement executed by the Selling Stockholder for delivery of all Firm Securities to be sold hereunder by the Selling Stockholder. The Selling Stockholder specifically agrees that the Firm Securities represented by the certificates held in custody for the Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminable by any act or deed of the Selling Stockholder (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Stockholder or the dissolution of a corporate Selling Stockholder) or by the occurrence of any other event or events, except as set forth in the Custody Agreement. If any such event should occur prior to the delivery to the Underwriters of the Firm Securities hereunder, certificates for the Firm Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Securities held by it against delivery of such Securities.

         If on the Closing Date, the Selling Stockholder fails to sell the Firm Securities which such Selling Stockholder has agreed to sell on such date as set forth in Schedule B hereto, the Company agrees that it will sell or arrange for the sale of that number of shares of Common Stock to the Underwriters which represents Firm Securities which such Selling Stockholder has failed to so sell, as set forth in Schedule B hereto, or such lesser number as may be requested by the Representatives. In no event shall this Section be construed to excuse the Selling Stockholder from the full performance of its obligations under this Agreement.

         The Company and the Selling Stockholder will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official check or checks (or wire transfer to an account previously designated to CS First Boston by the Company at a bank acceptable to CS First Boston) at the office of Thompson & Knight, P.C., 1700 Pacific Avenue, Suite 3300, Dallas, Texas 75201, at 9:00 A.M., New York time, on _________ , or at such other time not later than seven full business days thereafter as CS First Boston and the Company determine, such time being herein referred to as the "First Closing Date." Unless the Representatives specify otherwise, the certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and names as CS First Boston reasonably requests, and will be made available for checking and packaging at the New York City office of CS First Boston at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CS First Boston given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CS First Boston to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously purchased have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CS First Boston to the Company. It is understood that CS First Boston is authorized to make payment for and accept delivery of such Optional Securities on behalf of the Underwriters pursuant to the terms of CS First Boston's instructions to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CS First Boston but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official check or checks (or wire transfer to an account previously designated to CS First Boston by the Company at a bank acceptable to CS First Boston) at the office of Thompson & Knight, P.C. previously identified. Unless the Representatives specify otherwise, the certificates for the Optional Securities so to be delivered will be in definitive form, in such denominations and names as CS First Boston reasonably requests, and will be made available for checking and packaging at the New York City office of CS First Boston at least 24 hours prior to the Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

                 (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CS First Boston, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CS First Boston promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post- effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CS First Boston.

                 (b) The Company will advise CS First Boston promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CS First Boston's consent; and the Company will also advise CS First Boston promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                 (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CS First Boston of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CS First Boston's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
Section 7.

                 (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                 (e) The Company will furnish to the Representatives copies of each Registration Statement (six of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as delivery of a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CS First Boston requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                 (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates and will continue such qualifications in effect so long as required for the distribution.

                 (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders.

                 (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other reasonable expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates and the printing of memoranda relating thereto, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                 (i) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of CS First Boston, except issuances of Securities pursuant to the exercise of employee stock options outstanding on the date hereof.

         6. Certain Agreements of the Selling Stockholder. The Selling Stockholder covenants and agrees with the several Underwriters that:

                 (a) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Selling Stockholder will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of the Company's Securities or securities convertible into or exchangeable or exercisable for any shares of the Company's Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of CS First Boston.

                 (b) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, the Selling Stockholder shall deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                 (c) The Selling Stockholder shall not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company, and other than as permitted by the Act, the Selling Stockholder shall not distribute any prospectus or other offering material in connection with the offering of the Shares.

         7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder herein, to the accuracy of the statements of Company officers and Selling Stockholder made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

                 (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post- effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG Peat Marwick confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                          (i) in their opinion the financial statements and financial statement schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                          (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                          (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                  (A)      the unaudited financial statements
                 included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                  (B)      the unaudited consolidated net
                 operating income, net income and net income per share amounts for the nine-month period ended September 30, 1996, included in the Prospectus do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                                  (C)      at the date of the latest available
                 balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                  (D) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net income, except in all cases set forth in clauses (B), (C), and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                          (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration

         Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system, or are derived directly or indirectly from the audited or interim financial statements of certain acquired properties or the pro forma financial statements or the Company, or are derived directly from such statements or records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter;

                          (v) they have read the unaudited pro forma condensed consolidated financial statements included in the Registration Statement and inquired of officials of the Company and of the companies from whom the properties were acquired for which information is presented in the Registration Statement about the basis for their determination of the proforma adjustments, and whether the unaudited pro forma condensed consolidated financial statements included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of rule 11-02 of Regulation S-X;

                          (vi) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed consolidated financial statements; and

                          (vii) on the basis of the review referred to in (v) and (vi) above, nothing came to their attention that caused them to believe that the unaudited pro forma condensed consolidated financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

         For purposes of this subsection, (A) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (B) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (C) "Prospectus" shall mean the prospectus included in the Registration Statements.

                 (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CS First Boston. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CS First Boston. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

                 (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                 (d) The Representatives shall have received an opinion, dated on such Closing Date, of Thompson & Knight, P.C., counsel for the Company, to the effect that:

                          (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

         and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business of the Company and its consolidated subsidiaries considered as a whole;

                          (ii) Each subsidiary of the Company has been duly organized and is an existing corporation or limited partnership in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate or partnership, as applicable) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation or limited partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business of the Company and its consolidated subsidiaries considered as a whole; all of the issued and outstanding shares of capital stock of each corporate subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects; and all of the partnership interests of each partnership subsidiary of the Company have been duly and validly authorized and issued in accordance with the terms of the governing partnership agreement, are fully paid and (other than the general partner interests) nonassessable and are owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects;

                        (iii) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company, including the Shares to be sold by the Selling Stockholder, have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; the stockholders of the Company have no preemptive rights with respect to the Securities; and the certificates for the Common Stock, assuming they are in the form filed with the Commission, are in due and proper form and comply with the requirements of Delaware law, the Company's certificate of incorporation and by-laws, and the requirements of the NASDAQ;

                          (iv) Such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required;

                          (v) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; and the statements in the Prospectus set forth under the caption "Description of Capital Stock," insofar as such statements constitute a summary of documents referred to therein or matters of law, accurately summarize, in all material respects, such documents and matters;

                          (vi) Based on current law, the holding periods of the holders of the Company's unregistered securities for purposes of Rule 144 under the Act are as stated under the caption "Shares Eligible for Future Sale" in the Prospectus;

                          (vii) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except for the Amended and Restated Registration Rights Agreement dated as of September 30, 1996, among Jack Hightower, Natural Gas Partners, L.P., Natural Gas Partners II, L.P., Joint Energy Development Investments Limited Partnership, First Union Corporation, Selma International Investment Limited, and the Company; and all rights to require registration of any Securities under that agreement have been waived with respect to the offering contemplated hereby and for 180 days after the date of the initial public offering of the Offered Securities;

                        (viii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under foreign securities laws or state securities or Blue Sky laws;

                          (ix) The execution, delivery and performance of this Agreement and the issuance and sale of the Offered Securities will not (a) to such counsel's knowledge, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject (except for such breaches, violations or defaults that would not have a material adverse affect on the business of the Company); or (b) result in any violation of the charter, by-laws or partnership agreement (as applicable) of the Company or any such subsidiary; and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                          (x) This Agreement has been duly authorized, executed and delivered by the Sellers;

                          (xi) The Offered Securities have been approved for listing on the NASDAQ upon notice of issuance;

                          (xii) Each Selling Stockholder has full legal right, power and authority, and any approval required by law (other than as required by state securities and blue sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the Firm Securities to be sold by such Selling Stockholder;

                          (xiii) The Custody Agreement executed and delivered by each Selling Stockholder is a valid and binding agreement of each such Selling Stockholder, enforceable in accordance with its terms;

                        (xiv) Upon the delivery of and payment for the Firm Securities as contemplated hereby, each of the Underwriters who has acquired Firm Securities from the Selling Stockholder in good faith and without notice of any adverse claim within the meaning of the Uniform Commercial Code will acquire the Firm Securities being sold by each Selling Stockholder on the Closing Date, free of any adverse claim. The owner of such Firm Securities, if other than the Selling Stockholder, is precluded from asserting against the Underwriters the ineffectiveness of any authorized endorsement or instruction, assuming the Underwriters purchased such Firm Securities for value in good faith and without notice of any adverse claim;

                          (xv) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and

                          (xvi) Such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data or reserve engineering data contained in the Registration Statements or the Prospectus.

                 (e) The Representatives shall have received from one or more counsel for the Company an opinion or opinions, dated such Closing Date, with respect to the title of the Company to the properties that the Company acquired in the 1996 Acquisition (as defined in the Prospectus), in form and substance reasonably satisfactory to the Representatives.

                 (f) The Representatives shall have received from Vinson & Elkins L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                 (g) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted, to the knowledge of such officer, or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                 (h) The Representatives shall have received a certificate, dated such Closing Date, of the Selling Stockholder in which the Selling Stockholder, to the best of its knowledge after reasonable investigation, shall state that the representations and warranties of the Selling Stockholder in this Agreement are true and correct and that the Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

                 (i) The Representatives shall have received a letter, dated such Closing Date, of KPMG Peat Marwick LLP, which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to such Closing Date for the purposes of this subsection.

                 (j) At the time of execution of this Agreement and at such Closing Date, the Representatives shall have received a letter of Williamson, dated respectively the date hereof and the Closing Date, substantially in the forms heretofore approved by the Representatives.

                 (k) The Representatives shall have received such other certificates of the Company, the Selling Stockholder, and the Company's transfer agent as the Representatives may reasonably request.

The Company will furnish the Representatives with such originals and conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CS First Boston may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

                 (b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter and the Company against any losses, claims, damages or liabilities, joint or several, to which such party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplemental thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such party for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholder will only be liable for information furnished in writing by or on behalf of the Selling Stockholder expressly for use in the Registration Statement or the Prospectus or in any preliminary prospectus, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the following information in the Prospectus furnished on behalf of the Selling Stockholder: the name, address, number of shares beneficially owned prior to the offering, and number of shares beneficially owned after the offering appearing in the table under the caption "Principal and Selling Stockholders" in the Prospectus. Notwithstanding anything to the contrary contained in the preceding sentence, the Selling Stockholder will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives specifically for use therein; and provided further, that the indemnification obligation of the Selling Stockholder shall be limited to the aggregate public offering price of the shares sold by the Selling Stockholder.

                 (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or the Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legends concerning over-allotments, stabilization and transactions by affiliates of the Underwriters on the inside front cover page, the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting," and the information contained in the fifth and sixth paragraphs under the caption "Underwriting."

                 (d) Promptly after receipt by an indemnified party under this Section or Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above or Section 10, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or
(c) above or Section 10. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 10, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                 (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or
(c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sellers on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Sellers bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (f) The obligations of the Company and the Selling Stockholder under this Section and Section 10 shall be in addition to any liability which the Company or the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU (as hereinafter defined) within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement to each person, if any, who controls the Company within the meaning of the Act, and to each Selling Stockholder.

         9. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of share of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CS First Boston may make arrangements satisfactory to the Company and the Selling Stockholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CS First Boston, the Company and the Selling Stockholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non- defaulting Underwriter or the Sellers, except as provided in Section 11 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default

         10. Qualified Independent Underwriter. The Company hereby confirms that at its request CS First Boston has without compensation acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the offering of the Offered Securities. The Company will indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

         11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, of the Selling Stockholder, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, the Selling Stockholder, or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholder and the Underwriters pursuant to Section 8 and the obligations of the Company pursuant to Section 10 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (iii),
(iv) or (v) of Section 7(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         12. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o CS First Boston Corporation, Park Avenue Plaza, New York, N.Y. 10055, Attention: Investment Banking Department-Transactions Advisory Group, or, if sent to the Company or the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to Titan Exploration, Inc., 500 West Texas, Suite 500, Midland, Texas 79701,
Attention: Jack D. Hightower; provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

         14. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this offering, and any action under this Agreement taken by the Representatives jointly or by CS First Boston will be binding upon all the Underwriters.

         15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         16. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company and the Selling Stockholder hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Selling Stockholder and the several Underwriters in accordance with its terms.

                                 Very truly yours,

                                 TITAN EXPLORATION, INC.


                                 By:
                                    -------------------------------------------
                                          Jack D. Hightower
                                          President and Chief Executive Officer

                                            SELLING STOCKHOLDER

                                            FIRST UNION CORPORATION



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------





The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CS FIRST BOSTON CORPORATION
Donaldson, Lufkin & Jenrette Securities Corporation
Howard, Weil, Labouisse, Friedrichs Incorporated
J.P. Morgan Securities Inc.
Petrie Parkman & Co., Inc.



By:
   ----------------------------------
        (Authorized Signatory)

                                   SCHEDULE A

                                                                                         Number of
                                                                                         ---------
                                         Underwriter                                  Firm Securities
                                         -----------                                  ---------------
                CS First Boston Corporation . . . . . . . . . . . . . . . .

                Donaldson, Lufkin & Jenrette Securities Corporation . . . .

                Howard, Weil, Labouisse, Friedrichs Incorporated  . . . . .

                J.P. Morgan Securities Inc. . . . . . . . . . . . . . . . .

                Petrie Parkman & Co., Inc.  . . . . . . . . . . . . . . . .





                Total . . . . . . . . . . . . . . . . . . . . . . . . . . .                  12,610,000
                                                                                            ============





                                  Schedule A-1

                                   SCHEDULE B

                                                                                     Number of
                                                                                     ---------
                                          Selling Stockholder                     Firm Securities
                                          -------------------                     ---------------
                                First Union Corporation                               110,000
                                                                                      -------

                                Total . . . . . . . . . . . . . . . .                 110,000
                                                                                      =======





                                  Schedule B-1